Exhibit 99.1

TaskUs, Inc. Reminds Stockholders to Vote “FOR” Proposed Take-Private Transaction in Advance of

October 8th Special Meeting of Stockholders

TaskUs Board of Directors and Special Committee of Independent Directors Recommends Stockholders

Vote “FOR” the Proposed Transaction

NEW BRAUNFELS, Texas, October 7, 2025 — TaskUs, Inc. (Nasdaq: TASK) (“TaskUs” or the “Company”), a leading provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, today reminds all stockholders to vote “FOR” the adoption of the merger agreement and take-private acquisition by an affiliate of Blackstone, TaskUs Co-Founder and Chief Executive Officer Bryce Maddock and TaskUs Co-Founder and President Jaspar Weir (collectively, the “Buyer Group”) before the Company’s special meeting of stockholders. The Company expects to convene the special meeting as scheduled on October 8, 2025, at 7:30 a.m. Central Time for purposes of voting on the adoption of the merger agreement.

As previously announced on May 9, 2025, the Company and the Buyer Group entered into a definitive agreement under which the Buyer Group will acquire 100% of the outstanding shares of Class A common stock they do not already own for $16.50 per share in an all-cash transaction.

Since the announcement of the transaction, the Special Committee of the TaskUs Board of Directors (the “Special Committee”) and the Buyer Group have engaged in discussions with several stockholders concerning the proposed transaction. In light of AI’s impact on the Company’s business and its future prospects, the Special Committee continues to believe that the proposed transaction is in the best interest of TaskUs stockholders and recommends that stockholders vote “FOR” the proposed transaction. The Special Committee has not received a non-binding proposal from the Buyer Group to amend the terms of the merger agreement to be more favorable to the Company’s stockholders unaffiliated with the Buyer Group.

How to Vote

TaskUs stockholders of record as of the close of business on August 6, 2025, who have not already voted or wish to change their votes are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card. Proxies previously submitted will be voted at the special meeting unless properly revoked.

The Company urges stockholders to read all relevant documents that are filed or will be filed with the U.S. Securities and Exchange Commission, including the Company’s definitive proxy statement filed on August 8, 2025, and the investor presentation filed on August 22, 2025.

TaskUs stockholders who need assistance completing their proxy card or have questions regarding the special meeting may contact TaskUs’ proxy solicitor:

Innisfree M&A Incorporated:

•	Stockholders may call toll-free: (877) 750-8240

•	Banks and Brokers may call: (212) 750-5833

About TaskUs

TaskUs is a leading provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, helping its clients represent, protect and grow their brands. Leveraging a cloud-based infrastructure, TaskUs serves clients in fast-growing sectors, including social media, e-commerce, gaming, streaming media, food delivery and ride-sharing, technology, financial services and healthcare. As of June 30, 2025, the Company had a worldwide headcount of approximately 60,400 people across 30 locations in 13 countries.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s more than $1.2 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Breeze Merger Corporation. In connection with the proposed transaction, on August 8, 2025, the Company filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The Company began mailing the definitive proxy statement on August 8, 2025, to its holders of record as of August 6, 2025. In addition, the Company and certain affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND SCHEDULE 13E-3, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov, or from the Company’s Investor Relations webpage at ir.taskus.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, will be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2025 (available here), under the sections “Executive and Director Compensation”, “Beneficial Ownership of Securities” and “Certain Relationships and Related Person Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is included in the Company’s definitive proxy statement relating to the proposed transaction, which was filed with the SEC on August 8, 2025.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting the Company’s current views with respect to, among other things, the Company’s operations, the Company’s financial performance, the Company’s industry, the impact of the macroeconomic environment on the Company’s business, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; the possibility that competing offers or acquisition proposals for the Company will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; the potential impact of certain provisions of the merger agreement on the Company’s liquidity and ability to fund its operations during the pendency of the proposed transaction; risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; and the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 7, 2025, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

TaskUs

Investors:

Trent Thrash

IR@TaskUs.com

Media:

Ramya Kumaraswamy

mediainquiries@taskus.com

Melissa Johnson / Tim Ragones / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Blackstone

Matt Anderson

Matthew.Anderson@Blackstone.com

(518) 248-7310